Exhibit 99.2 Investor Presentation September 2021Exhibit 99.2 Investor Presentation September 2021

Disclaimer Disclaimer This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Trebia Acquisition Corp. (“Trebia”), S1 Holdco, LLC (“S1”) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”) and their respective directors, executive officers and other members of their respective management teams or other employees, under U.S. Securities and Exchange Commission (“SEC”) rules, may be deemed to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination are set forth in the preliminary proxy statement for the proposed business combination which was filed with the SEC on September 16, 2021. Information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally, are set forth in the proxy statement relating to the proposed business combination. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Trebia, System1, their respective affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the proposed business combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction. The forward-looking statements contained in this presentation are based on Trebia's and System1's current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1's actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing set forth in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of combined company’s shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the preliminary proxy statement (and the definitive proxy statement, when available) filed with the SEC in connection with the proposed business combination. Please refer to the proxy statement for the risks and other factors that may impact System1’s business, prospects, financial results and operating performance. 2Disclaimer Disclaimer This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. Trebia Acquisition Corp. (“Trebia”), S1 Holdco, LLC (“S1”) and Protected.net Group Ltd. (“Protected”, and together with its and S1’s respective subsidiaries, collectively “System1”) and their respective directors, executive officers and other members of their respective management teams or other employees, under U.S. Securities and Exchange Commission (“SEC”) rules, may be deemed to be participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Trebia’s directors and executive officers in Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Trebia’s shareholders in connection with the proposed business combination are set forth in the preliminary proxy statement for the proposed business combination which was filed with the SEC on September 16, 2021. Information concerning the interests of Trebia’s and System1’s participants in the solicitation, which may, in some cases, be different than those of Trebia’s and System1’s equity holders generally, are set forth in the proxy statement relating to the proposed business combination. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Trebia, System1, their respective affiliates, directors, officers, employees, members, partners, shareholders or agents makes any representation or warranty with respect to the accuracy of such information. Forward-Looking Statements This presentation and any related oral commentary include forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements include, but are not limited to, statements regarding Trebia, System1 or their respective management team's expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words anticipate, believe, continue, could, estimate, expect, intend, may, might, plan, possible, potential, predict, project, should, would and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about System1's industry and market sizes; future opportunities for System1; expectations and projections concerning the future financial and operational performance and/or results of operations of System1; and the proposed business combination transaction between Trebia and System1, including the implied enterprise value, ownership structure and the likelihood and ability of the parties to successfully consummate the transaction. The forward-looking statements contained in this presentation are based on Trebia's and System1's current expectations and beliefs concerning future developments, and their potential effects on Trebia or System1 taking into account information currently available. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1's actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Such risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the business combination agreement (the “Agreement”); (2) the outcome of any legal proceedings that may be instituted against Trebia and/or System1 following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of Trebia, certain regulatory approvals, or satisfy other conditions to closing set forth in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on System1’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to maintain the listing of combined company’s shares on NYSE following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of System1 to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations (including those concerning data security, consumer privacy and/or information sharing); and (11) the possibility that Trebia or System1 may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Trebia’s most recent filings with the SEC, including the preliminary proxy statement (and the definitive proxy statement, when available) filed with the SEC in connection with the proposed business combination. Please refer to the proxy statement for the risks and other factors that may impact System1’s business, prospects, financial results and operating performance. 2

Disclaimer (Continued) Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. Neither Trebia's nor System1's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Trebia and System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. An investment in Trebia is not an investment in any of our founders' or sponsors' past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Trebia (including after the closing of the proposed business combination), which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adj. Revenue, Adj. Gross Profit and Adj. EBITDA. Trebia and System1 believe that these non-GAAP measures are useful to investors for two principal reasons: (1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and (2) these measures are used by System1's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of System1 to its competitors. Trebia and System1 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently or use different non-GAAP measures financial from those used in this presentation, and therefore such measures may not be directly comparable to similarly titled measures of other companies. For reconciliation of these non-GAAP financial measures used in this presentation, see Net Income to Adj. EBITDA Reconciliation and GAAP Revenue/Gross Profit to Adj. Revenue/Adj. Gross Profit Reconciliation included in the Appendix at the end of this presentation, as well as information included in the proxy statement relating to the proposed business combination. Use of Projections This presentation contains financial forecasts with respect to the System1’s projected financial results. Neither Trebia’s nor System1’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1 or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. You should review this information together with System1’s historical information, as well as information included in the proxy statement relating to the proposed business combination. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, a proxy statement was filed by Trebia with the U.S. Securities and Exchange Commission (“SEC”) that will be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation for proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with System1 and other matters as described in the proxy statement. Trebia and System1 urge investors, shareholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Trebia, System1 and the proposed business combination. Such persons can also read Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020, for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. When ready, the definitive proxy statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010. 3Disclaimer (Continued) Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this presentation. Neither Trebia's nor System1's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. Trebia and System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements. This presentation is not intended to constitute, and should not be construed as, investment advice. An investment in Trebia is not an investment in any of our founders' or sponsors' past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Trebia (including after the closing of the proposed business combination), which may differ materially from the performance of the founders or sponsors past investments, companies or affiliated funds. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or symbols, but System1 will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adj. Revenue, Adj. Gross Profit and Adj. EBITDA. Trebia and System1 believe that these non-GAAP measures are useful to investors for two principal reasons: (1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and (2) these measures are used by System1's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of System1 to its competitors. Trebia and System1 believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently or use different non-GAAP measures financial from those used in this presentation, and therefore such measures may not be directly comparable to similarly titled measures of other companies. For reconciliation of these non-GAAP financial measures used in this presentation, see Net Income to Adj. EBITDA Reconciliation and GAAP Revenue/Gross Profit to Adj. Revenue/Adj. Gross Profit Reconciliation included in the Appendix at the end of this presentation, as well as information included in the proxy statement relating to the proposed business combination. Use of Projections This presentation contains financial forecasts with respect to the System1’s projected financial results. Neither Trebia’s nor System1’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of System1 or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. You should review this information together with System1’s historical information, as well as information included in the proxy statement relating to the proposed business combination. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed business combination, a proxy statement was filed by Trebia with the U.S. Securities and Exchange Commission (“SEC”) that will be distributed to holders of Trebia ordinary shares in connection with Trebia’s solicitation for proxies for the vote by Trebia’s shareholders in connection with the proposed business combination with System1 and other matters as described in the proxy statement. Trebia and System1 urge investors, shareholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the SEC in connection with the proposed business combination, as these materials will contain important information about Trebia, System1 and the proposed business combination. Such persons can also read Trebia’s final prospectus, as amended, dated June 16, 2020 (SEC File No. 333-238824), which was filed with the SEC on June 18, 2020, for a description of the security holdings of Trebia’s officers and directors and their respective interests as security holders in the consummation of the proposed business combination. When ready, the definitive proxy statement will be mailed to Trebia’s shareholders as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Trebia Acquisition Corp., 41 Madison Avenue, Suite 2020, New York, NY 10010. 3

Sponsors & S1 Management William P. Foley II Frank R. Martire Jr Michael Blend Tridivesh Kidambi Trebia Trebia CEO & Co-Founder Chief Financial Officer 4Sponsors & S1 Management William P. Foley II Frank R. Martire Jr Michael Blend Tridivesh Kidambi Trebia Trebia CEO & Co-Founder Chief Financial Officer 4

Transaction Overview System1 Overview Key Transaction Highlights ● Transaction represents $1.4 billion Enterprise Value ● Transaction is attractively priced relative to comparable companies trading multiples and operating metrics 1 ● Use of Proceeds include : ○ $250M to exiting private equity investor - Court Square 2 Capital Partners ○ $213M to management & employees System1 is a leading omnichannel customer acquisition platform, delivering high-intent ○ $55M in transaction fees and expenses customers to advertisers and to their own 3 ○ $184M of cash to the balance sheet subscription products. In the large and growing ● Management is fully committed to transaction and is rolling $668M digital advertising market, System1 is poised for of equity value and will own 52% of the business post merger 30%+ organic Adj. Revenue growth. ○ CEO and Co-Founder is rolling 100% of his total equity stake 4 ● 100% Backstop for potential future redemptions 1. Assumes $325M of debt incurred at closing under $400M total commitment 2. Current majority owner of System1 3. Assumes zero redemptions 4. The $518 million of cash held in Trebia’s trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll 5 an additional $100 million of equity creates a 100% backstop against potential future redemptions.Transaction Overview System1 Overview Key Transaction Highlights ● Transaction represents $1.4 billion Enterprise Value ● Transaction is attractively priced relative to comparable companies trading multiples and operating metrics 1 ● Use of Proceeds include : ○ $250M to exiting private equity investor - Court Square 2 Capital Partners ○ $213M to management & employees System1 is a leading omnichannel customer acquisition platform, delivering high-intent ○ $55M in transaction fees and expenses customers to advertisers and to their own 3 ○ $184M of cash to the balance sheet subscription products. In the large and growing ● Management is fully committed to transaction and is rolling $668M digital advertising market, System1 is poised for of equity value and will own 52% of the business post merger 30%+ organic Adj. Revenue growth. ○ CEO and Co-Founder is rolling 100% of his total equity stake 4 ● 100% Backstop for potential future redemptions 1. Assumes $325M of debt incurred at closing under $400M total commitment 2. Current majority owner of System1 3. Assumes zero redemptions 4. The $518 million of cash held in Trebia’s trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll 5 an additional $100 million of equity creates a 100% backstop against potential future redemptions.

System1 Checks All of Our Boxes System1 operates in a very large and growing market 1 • U.S. digital advertising was a $150B market in 2021, growing to $278B in 2024 Large TAM • Serving advertisers across every industry vertical for mass relevancy System1’s RAMP platform drives a long term sustainable advantage • RAMP is a comprehensive technology platform that enables System1 to programmatically acquire, refine and Differentiated Solution monetize customers across all advertising channels and industry verticals at significant scale st • 1 Party data (not reliant on third-party cookies) positions System1 for the future of online consumer privacy Long track-record of performance • 2021E Adj. EBITDA of $109M, and 2018A – 2021E Adj. EBITDA CAGR of 33% Proven Track Record • System1 has had positive Adj. EBITDA since inception Strong management team that has worked together for many years • Founder-led management team with track record of success Strong Management • Deep knowledge of sector and strong employee loyalty • Management team holding significant equity in the transaction Strong FCF generation allows for capital structure flexibility Flexible Capital • Pro forma balance sheet with limited leverage and capital structure flexibility Structure • Strong cash flow generation to service debt System1 business model and technology provides a platform that scales to support organic growth and integrate M&A • Successfully acquired and scaled 7 companies Proven Platform • We look to continue their success & execute on larger opportunities Proven track record of driving significant shareholder value • Trebia to help drive cost efficiencies and organic and inorganic growth initiatives Leverage Playbook • Experience in scaling public businesses and expanding multiples 6 1. Source: eMarketerSystem1 Checks All of Our Boxes System1 operates in a very large and growing market 1 • U.S. digital advertising was a $150B market in 2021, growing to $278B in 2024 Large TAM • Serving advertisers across every industry vertical for mass relevancy System1’s RAMP platform drives a long term sustainable advantage • RAMP is a comprehensive technology platform that enables System1 to programmatically acquire, refine and Differentiated Solution monetize customers across all advertising channels and industry verticals at significant scale st • 1 Party data (not reliant on third-party cookies) positions System1 for the future of online consumer privacy Long track-record of performance • 2021E Adj. EBITDA of $109M, and 2018A – 2021E Adj. EBITDA CAGR of 33% Proven Track Record • System1 has had positive Adj. EBITDA since inception Strong management team that has worked together for many years • Founder-led management team with track record of success Strong Management • Deep knowledge of sector and strong employee loyalty • Management team holding significant equity in the transaction Strong FCF generation allows for capital structure flexibility Flexible Capital • Pro forma balance sheet with limited leverage and capital structure flexibility Structure • Strong cash flow generation to service debt System1 business model and technology provides a platform that scales to support organic growth and integrate M&A • Successfully acquired and scaled 7 companies Proven Platform • We look to continue their success & execute on larger opportunities Proven track record of driving significant shareholder value • Trebia to help drive cost efficiencies and organic and inorganic growth initiatives Leverage Playbook • Experience in scaling public businesses and expanding multiples 6 1. Source: eMarketer

Leverage Trebia Value Creation Playbook Trebia Co-Founders have consistently scaled public businesses, executed M&A, increased margins and drove multiple expansion and public investor returns William P. Foley II Frank R. Martire Jr Co-Founder Co-Founder Consistent Success in Decades of Driving Proven SPAC Sponsor Technology Businesses with Large TAM's Significant Shareholder Value 1 1 1 Workplace Industry Interactive Data & FinTech Benefits & Technology Technology Real Estate Mortgage FinTech FinTech FinTech Gaming Served Analytics Payroll Organic Revenue Acceleration EBITDA Margin Expansion Transformative Acquisitions Multiple Expansion Sources: Public company filings and Factset 7 1. Recent acquisitions / value creation in progress - Wynn Interactive transaction subject to closeLeverage Trebia Value Creation Playbook Trebia Co-Founders have consistently scaled public businesses, executed M&A, increased margins and drove multiple expansion and public investor returns William P. Foley II Frank R. Martire Jr Co-Founder Co-Founder Consistent Success in Decades of Driving Proven SPAC Sponsor Technology Businesses with Large TAM's Significant Shareholder Value 1 1 1 Workplace Industry Interactive Data & FinTech Benefits & Technology Technology Real Estate Mortgage FinTech FinTech FinTech Gaming Served Analytics Payroll Organic Revenue Acceleration EBITDA Margin Expansion Transformative Acquisitions Multiple Expansion Sources: Public company filings and Factset 7 1. Recent acquisitions / value creation in progress - Wynn Interactive transaction subject to close

Partnership Will Accelerate Business Opportunities and Drive Multiple Expansion Leading Omni- Profitable & Compelling Following Significant channel Customer Entry Valuation Proven Growth Established Opportunity for Acquisition and Story With Attractive Value Creation Value Creation Monetization Transaction Playbook Through Engine Structure Revenue Growth, Margin Improvement and Multiple Expansion 8Partnership Will Accelerate Business Opportunities and Drive Multiple Expansion Leading Omni- Profitable & Compelling Following Significant channel Customer Entry Valuation Proven Growth Established Opportunity for Acquisition and Story With Attractive Value Creation Value Creation Monetization Transaction Playbook Through Engine Structure Revenue Growth, Margin Improvement and Multiple Expansion 8

Company Overview 9Company Overview 9

is a leading omnichannel customer acquisition marketing platform, delivering high-intent customers to advertisers and to our own subscription products 10is a leading omnichannel customer acquisition marketing platform, delivering high-intent customers to advertisers and to our own subscription products 10

System1 at a Glance 130M+ ● System1 finds and delivers high intent customers across 1 Monthly Visitors 50+ major advertising verticals ● System1’s proprietary Responsive Acquisition Marketing 2M+ 2 Platform (RAMP) drives the business and provides a Active Subscribers sustainable competitive advantage 4B st ● Proprietary 1 party data positions System1 for future of 3 Rows of Data Ingested Daily online consumer privacy 500M ● Operating at scale and profitable across highly diversified 1 Monthly Distinct Search Queries marketing & revenue channels $109M ● Founder-led with 52% management ownership post- 2021E Adj. EBITDA transaction 1. Monthly average for Q2 2021 2. As of June 30, 2021 11 3. Daily average for June 2021System1 at a Glance 130M+ ● System1 finds and delivers high intent customers across 1 Monthly Visitors 50+ major advertising verticals ● System1’s proprietary Responsive Acquisition Marketing 2M+ 2 Platform (RAMP) drives the business and provides a Active Subscribers sustainable competitive advantage 4B st ● Proprietary 1 party data positions System1 for future of 3 Rows of Data Ingested Daily online consumer privacy 500M ● Operating at scale and profitable across highly diversified 1 Monthly Distinct Search Queries marketing & revenue channels $109M ● Founder-led with 52% management ownership post- 2021E Adj. EBITDA transaction 1. Monthly average for Q2 2021 2. As of June 30, 2021 11 3. Daily average for June 2021

Consistent Growth & Profitability… Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 $778 $560 $68 $63 $439 $53 $385 $46 $297 $257 $21 2018 2019 2020 2021E 1H 2020 1H 2021 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 12 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding. Consistent Growth & Profitability… Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 $778 $560 $68 $63 $439 $53 $385 $46 $297 $257 $21 2018 2019 2020 2021E 1H 2020 1H 2021 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 12 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding.

…and a Highly Diversified & Resilient Business Platform Advertising Revenue by Platform Revenue by Vertical Acquisition Channel Vertical Agnostic Other Other Social Privacy / No dependency on any Retail Security Organic Home & specific advertiser or Garden vertical Search Jobs & Native Education Autos Omnichannel Acquiring customers Travel & Display Tourism across all major networks Leisure & Health Lifesytle Business & Technology Finance Network Partners 13 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis…and a Highly Diversified & Resilient Business Platform Advertising Revenue by Platform Revenue by Vertical Acquisition Channel Vertical Agnostic Other Other Social Privacy / No dependency on any Retail Security Organic Home & specific advertiser or Garden vertical Search Jobs & Native Education Autos Omnichannel Acquiring customers Travel & Display Tourism across all major networks Leisure & Health Lifesytle Business & Technology Finance Network Partners 13 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis

Our Business Lines Advertising Subscription Revenue Generated Through Revenue Generated Through Digital Advertising Digital Subscriptions Owned & Operated (O&O) Network Owned & Operated Properties Partners Digital Products +25 more Adj. Gross $119M $36M $22M 1 Profit: 14 1. All metrics shown are for the twelve months ended June 30, 2021. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.Our Business Lines Advertising Subscription Revenue Generated Through Revenue Generated Through Digital Advertising Digital Subscriptions Owned & Operated (O&O) Network Owned & Operated Properties Partners Digital Products +25 more Adj. Gross $119M $36M $22M 1 Profit: 14 1. All metrics shown are for the twelve months ended June 30, 2021. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

Our Business Model: Find & Deliver High Intent Customers Across 50+ Major Advertising Verticals #1 #2 #3 Unlock Customer Intent Refine Customer Intent Monetize Customer Intent RAMP algorithmically places advertisement Consumer System1 is paid rd by sending on a 3 party views & clicks on ad and is consumer to customer directed to one relevant acquisition platform of System1’s advertising (Google, 40+ web sites network, direct advertiser, or Facebook, where consumer System1 Pinterest, etc.) intent is subscription to acquire in- market further refined product consumers with purchase intent • 40 Websites• 800M+ Clicks to Advertisers • Spending ~$500M Annually On Digital • Search engines & vertical-specific content• ~$700M of Consolidated Revenue Advertising 1 • ~1.4B annual visitors• $0.19 of O&O Revenue per Session • Generates 2.8B Sessions 1 • $0.14 of O&O Cost per Session 15 Note: All metrics shown are for the twelve months ended June 30, 2021 1. A session is a monetizable user visitOur Business Model: Find & Deliver High Intent Customers Across 50+ Major Advertising Verticals #1 #2 #3 Unlock Customer Intent Refine Customer Intent Monetize Customer Intent RAMP algorithmically places advertisement Consumer System1 is paid rd by sending on a 3 party views & clicks on ad and is consumer to customer directed to one relevant acquisition platform of System1’s advertising (Google, 40+ web sites network, direct advertiser, or Facebook, where consumer System1 Pinterest, etc.) intent is subscription to acquire in- market further refined product consumers with purchase intent • 40 Websites• 800M+ Clicks to Advertisers • Spending ~$500M Annually On Digital • Search engines & vertical-specific content• ~$700M of Consolidated Revenue Advertising 1 • ~1.4B annual visitors• $0.19 of O&O Revenue per Session • Generates 2.8B Sessions 1 • $0.14 of O&O Cost per Session 15 Note: All metrics shown are for the twelve months ended June 30, 2021 1. A session is a monetizable user visit

RAMP Dynamically Places Advertisements Across #1 All Major Customer Acquisition Channels… Social Display AI & machine learning creates bespoke ads for 50+ advertiser verticals in each acquisition channel Native Search • RAMP dynamically adjusts bid pricing for each advertising campaign to maximize profit and limit financial risk as market conditions shift • RAMP manages 65k daily advertising campaigns, optimizes these campaigns 11M times daily, driving 130M monthly web site visitors 16 Note: All metrics shown are average monthly metrics as of Q2 2021RAMP Dynamically Places Advertisements Across #1 All Major Customer Acquisition Channels… Social Display AI & machine learning creates bespoke ads for 50+ advertiser verticals in each acquisition channel Native Search • RAMP dynamically adjusts bid pricing for each advertising campaign to maximize profit and limit financial risk as market conditions shift • RAMP manages 65k daily advertising campaigns, optimizes these campaigns 11M times daily, driving 130M monthly web site visitors 16 Note: All metrics shown are average monthly metrics as of Q2 2021

#2 …Advertising Directs Consumers To System1 Web Sites, Which Further Qualify Consumer Purchase Intent... 40+ Internet Properties Across Multiple Industries 130M+ 1 Monthly Visitors 1 1 1 ~29M Monthly Users ~38M Monthly Users ~8M Monthly Users 500M Other System1 Owned & Operated 25+ more Monthly Distinct 1 Search Queries Properties Consumers refine their purchase intent by entering a search or reading an article on our web sites 17 1. All metrics shown are average monthly metrics as of Q2 2021#2 …Advertising Directs Consumers To System1 Web Sites, Which Further Qualify Consumer Purchase Intent... 40+ Internet Properties Across Multiple Industries 130M+ 1 Monthly Visitors 1 1 1 ~29M Monthly Users ~38M Monthly Users ~8M Monthly Users 500M Other System1 Owned & Operated 25+ more Monthly Distinct 1 Search Queries Properties Consumers refine their purchase intent by entering a search or reading an article on our web sites 17 1. All metrics shown are average monthly metrics as of Q2 2021

#3 …and Then We Deliver High-Intent New Customers to Our Advertisers & System1 Subscription Products Select Customers Metrics • O&O Advertising Ad Revenue: Networks $530M+ • Total User Sessions: 2.8BN • O&O Advertising Revenue Direct Per Advertisers Session: $0.19 Monetizing Consumer Proprietary Products Traffic • 2.2M Paying subs as of System1 6/30/21 Digital • $136M in Billings Subscriptions 18 Note: All metrics shown are for the twelve months ended June 30, 2021 unless otherwise noted #3 …and Then We Deliver High-Intent New Customers to Our Advertisers & System1 Subscription Products Select Customers Metrics • O&O Advertising Ad Revenue: Networks $530M+ • Total User Sessions: 2.8BN • O&O Advertising Revenue Direct Per Advertisers Session: $0.19 Monetizing Consumer Proprietary Products Traffic • 2.2M Paying subs as of System1 6/30/21 Digital • $136M in Billings Subscriptions 18 Note: All metrics shown are for the twelve months ended June 30, 2021 unless otherwise noted

RAMP Technology Enables Our Business Success AI-powered Marketing Unlocks Leverage Our Websites to Further Deliver and Monetize High-Intent Customer Intent… Qualify Customer Intent…. Customers to Advertisers / Subscription Programmatic Content & Monetization Buying Ad Engine Decisioning Platform Real Time Ad Media A/B UI A/B Engine Revenue Interface Attribution Machine Privacy Focused 4B Rows of Data Learning st 1 Party Data Ingested Daily / Data Science 19RAMP Technology Enables Our Business Success AI-powered Marketing Unlocks Leverage Our Websites to Further Deliver and Monetize High-Intent Customer Intent… Qualify Customer Intent…. Customers to Advertisers / Subscription Programmatic Content & Monetization Buying Ad Engine Decisioning Platform Real Time Ad Media A/B UI A/B Engine Revenue Interface Attribution Machine Privacy Focused 4B Rows of Data Learning st 1 Party Data Ingested Daily / Data Science 19

rd We are well positioned as 3 party cookies & intrusive tracking goes away Recent Privacy Shifts in Digital Marketing Emphasize First- One of the largest st independent 1 -party party Data… search providers RAMP does not st Focused on 1 -party rd rely on 3 -party intent data cookies First-party relationships are vital in a privacy-first world. Protecting privacy means an end to… third-party cookies Cookie-based advertising becomes - David Temkin, Director of Product less effective Management, Ads Privacy and Trust 20rd We are well positioned as 3 party cookies & intrusive tracking goes away Recent Privacy Shifts in Digital Marketing Emphasize First- One of the largest st independent 1 -party party Data… search providers RAMP does not st Focused on 1 -party rd rely on 3 -party intent data cookies First-party relationships are vital in a privacy-first world. Protecting privacy means an end to… third-party cookies Cookie-based advertising becomes - David Temkin, Director of Product less effective Management, Ads Privacy and Trust 20

Our Responsive Acquisition Marketing Platform (RAMP) is the Underlying Technology Driving Our Success 21Our Responsive Acquisition Marketing Platform (RAMP) is the Underlying Technology Driving Our Success 21

Our Technology Moat Widens As Our Business Grows Key Competitive Advantages System1’s Virtuous Flywheel Highly Efficient Customer Omnichannel Acquisition Closed-Loop More Attribution Vertical Agnostic Customer Traffic st Privacy Focused 1 Party Data Higher Data-Driven Monetization Optimization End to End Tech Stack and Profits Better Plug N’ Play M&A Conversion 22Our Technology Moat Widens As Our Business Grows Key Competitive Advantages System1’s Virtuous Flywheel Highly Efficient Customer Omnichannel Acquisition Closed-Loop More Attribution Vertical Agnostic Customer Traffic st Privacy Focused 1 Party Data Higher Data-Driven Monetization Optimization End to End Tech Stack and Profits Better Plug N’ Play M&A Conversion 22

System1’s Differentiated Positioning in the Customer Acquisition Landscape Multi- Vertical Sub-scale companies Single Vertical Single Advertising + 23 Monetization SubscriptionSystem1’s Differentiated Positioning in the Customer Acquisition Landscape Multi- Vertical Sub-scale companies Single Vertical Single Advertising + 23 Monetization Subscription

Growth Strategy 24Growth Strategy 24

Advertising: Multiple Drivers of Growth Optimizations to drive Expand our Direct-to- Grow & expand our acquisition & monetization Advertiser business international business 1 efficiencies Delivering Customers to International Advertising RAMP manages 65K ad Revenue ($M) ~100 Advertisers Directly campaigns daily $52 11M daily campaign & $52 keyword optimizations conducted programmatically by RAMP 295+ advertising keywords in $17 $17 our database across 50+ advertising verticals 2 $0.19 Revenue per Session 1H '20 1H '21 % of up 37% YoY platform 5% 13% revenue 25 1. All metrics shown are for the twelve months ended June 30, 2021 2. A session is a monetizable user visit Advertising: Multiple Drivers of Growth Optimizations to drive Expand our Direct-to- Grow & expand our acquisition & monetization Advertiser business international business 1 efficiencies Delivering Customers to International Advertising RAMP manages 65K ad Revenue ($M) ~100 Advertisers Directly campaigns daily $52 11M daily campaign & $52 keyword optimizations conducted programmatically by RAMP 295+ advertising keywords in $17 $17 our database across 50+ advertising verticals 2 $0.19 Revenue per Session 1H '20 1H '21 % of up 37% YoY platform 5% 13% revenue 25 1. All metrics shown are for the twelve months ended June 30, 2021 2. A session is a monetizable user visit

Subscription: Land and Expand with Existing and New Products Continue to Acquire More High Subscriber Retention Drives Subscribers Billings Growth (in thousands) ($ in millions) $78 1,902 $43 861 2018 1H 20 20 20 21 2018 2020 1 Increase in Billings Per User Launch New Products $83+ $29+ 2018 2020 26 1. Based on 2018 customer cohort; Billings Per User is calculated as billings divided by end of year subscribers for the cohortSubscription: Land and Expand with Existing and New Products Continue to Acquire More High Subscriber Retention Drives Subscribers Billings Growth (in thousands) ($ in millions) $78 1,902 $43 861 2018 1H 20 20 20 21 2018 2020 1 Increase in Billings Per User Launch New Products $83+ $29+ 2018 2020 26 1. Based on 2018 customer cohort; Billings Per User is calculated as billings divided by end of year subscribers for the cohort

Strategic M&A Can Drive Upside to Our Projections Focus on Proprietary RAMP is Built to Target Rich Deals & Growth Facilitate Plug & Play Environment Synergies M&A 27Strategic M&A Can Drive Upside to Our Projections Focus on Proprietary RAMP is Built to Target Rich Deals & Growth Facilitate Plug & Play Environment Synergies M&A 27

We Have a Successful & Growing M&A Track Record Develop and Build strong augment new brands Search RPM Growth Under System1 user in focus Diversify O&O Accelerate acquisition markets monetization Product international • Strong consumer brand for private search ~2x $14.72 Acquisition channels or verticals capabilities Extension growth with significant international presence • Significant day 1 acquisition synergies due to superior System1 monetization terms $6.83 and UI testing platform to improve RPS • Migration to RAMP framework led to further RPS improvements LTM as of 12/31/18 Q2'21 • Strong consumer brand and travel-related Site RPM Growth Under System1 search engine • Underinvested by previous owner ~3x $32.20 • Superior display monetization from RAMP drove 32% increase in site monetization within 1 month of acquisition close $9.71 • Migration to RAMP led to significant opportunity to acquire and monetize traffic • Q2 21 revenue more than double Q3 2019 (pre-acquisition) LTM as of 9/19/19 Q2'21 28 Note: “O&O” refers to Owned & Operated; “RPM” refers to page revenue per thousand impressions; “RPS” refers to revenue per session; We Have a Successful & Growing M&A Track Record Develop and Build strong augment new brands Search RPM Growth Under System1 user in focus Diversify O&O Accelerate acquisition markets monetization Product international • Strong consumer brand for private search ~2x $14.72 Acquisition channels or verticals capabilities Extension growth with significant international presence • Significant day 1 acquisition synergies due to superior System1 monetization terms $6.83 and UI testing platform to improve RPS • Migration to RAMP framework led to further RPS improvements LTM as of 12/31/18 Q2'21 • Strong consumer brand and travel-related Site RPM Growth Under System1 search engine • Underinvested by previous owner ~3x $32.20 • Superior display monetization from RAMP drove 32% increase in site monetization within 1 month of acquisition close $9.71 • Migration to RAMP led to significant opportunity to acquire and monetize traffic • Q2 21 revenue more than double Q3 2019 (pre-acquisition) LTM as of 9/19/19 Q2'21 28 Note: “O&O” refers to Owned & Operated; “RPM” refers to page revenue per thousand impressions; “RPS” refers to revenue per session;

High Priority M&A Opportunities CURRENT FOCUS AREAS RAMP bolt-on Accelerate existing Enter adjacent technology business lines markets 29High Priority M&A Opportunities CURRENT FOCUS AREAS RAMP bolt-on Accelerate existing Enter adjacent technology business lines markets 29

Founder-Led Team With an Exceptionally Deep Bench 350+ Employees Michael Blend Tridivesh Kidambi Paul Filsinger CEO & Co-Founder CFO President 50% Of employees in engineering, product, & data science 52% Pro-forma founder and Jen Robinson Beth Sestanovich Brian Coppola management Chief Technology Officer Chief People Officer Chief Product Officer ownership post transaction 30Founder-Led Team With an Exceptionally Deep Bench 350+ Employees Michael Blend Tridivesh Kidambi Paul Filsinger CEO & Co-Founder CFO President 50% Of employees in engineering, product, & data science 52% Pro-forma founder and Jen Robinson Beth Sestanovich Brian Coppola management Chief Technology Officer Chief People Officer Chief Product Officer ownership post transaction 30

Financial Performance 31Financial Performance 31

Financial Highlights A Rule of 40 Business 1 Strong Revenue Growth and Profitability Diverse Business Model 2 Generating Revenue Across Verticals Through Advertising and Subscriptions Strong and Consistent Organic Growth 3 RAMP Platform Enables Continuous Optimization Driving Operating Leverage Exceptional M&A Track Record 4 Established History of Driving Significant Growth by Leveraging RAMP Platform on M&A Strong Alignment with Shareholders 5 Founder-led Management Team Heavily Invested with Substantial Ownership 32Financial Highlights A Rule of 40 Business 1 Strong Revenue Growth and Profitability Diverse Business Model 2 Generating Revenue Across Verticals Through Advertising and Subscriptions Strong and Consistent Organic Growth 3 RAMP Platform Enables Continuous Optimization Driving Operating Leverage Exceptional M&A Track Record 4 Established History of Driving Significant Growth by Leveraging RAMP Platform on M&A Strong Alignment with Shareholders 5 Founder-led Management Team Heavily Invested with Substantial Ownership 32

Rule of 40 Company Strong Growth Trajectory & Track Record of Profitability Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 • The Company increased its $778 guidance since transaction $133 announcement $68 given strong $63 performance of $560 its business lines $53 16% $88 $439 $46 • Increased 2021 16% 14% $385 $53 Adj. EBITDA 14% guidance from $67 $606 $297 11% $98M to $109M $257 8% $34 $21 $434 $40 • We will update $348 guidance for 2022 $302 $228 post Q3 results $199 $35 $38 $38 $39 2018 2019 2020 2021E 1H 2020 1H 2021 $19 $17 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Owned & Operated Properties Subscription Network Partners % Margin Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 33 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding. Rule of 40 Company Strong Growth Trajectory & Track Record of Profitability Adj. Revenue Adj. EBITDA ($ in millions) ($ in millions) $109 • The Company increased its $778 guidance since transaction $133 announcement $68 given strong $63 performance of $560 its business lines $53 16% $88 $439 $46 • Increased 2021 16% 14% $385 $53 Adj. EBITDA 14% guidance from $67 $606 $297 11% $98M to $109M $257 8% $34 $21 $434 $40 • We will update $348 guidance for 2022 $302 $228 post Q3 results $199 $35 $38 $38 $39 2018 2019 2020 2021E 1H 2020 1H 2021 $19 $17 2018 2019 2020 2021E 1H 2020 1H 2021 Change in +$9 +$13 +$18 +$22 +$9 +$11 Deferred Revenue Owned & Operated Properties Subscription Network Partners % Margin Note: Adj. Revenue and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics 33 to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the performance and cash flow of the business. Figures in charts may not foot due to rounding.

A Highly Diversified Business Model Diversified Across Verticals and Acquisition Channels Platform Advertising Revenue by Acquisition Channel Platform Revenue by Vertical Resiliency through COVID 1 Adj. Gross Profit Resilience through Other Social COVID19 Other ($ in millions) Privacy / Retail Security Organic Home & $57 Garden 30% Search Native $43 Jobs & $40 Education $37 $36 $34 $33 $31 Autos $28 $22 Travel & Display Tourism Leisure & Health Lifesytle Business & Technology Network Partners 2019 2020 2021 Finance Relationships with search networks RAMP identifies & scales marketing Diversification Leads to Resilient enable vertical diversification across the most efficient channels Business Model 34 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis 1. Adj. Gross Profit includes pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.A Highly Diversified Business Model Diversified Across Verticals and Acquisition Channels Platform Advertising Revenue by Acquisition Channel Platform Revenue by Vertical Resiliency through COVID 1 Adj. Gross Profit Resilience through Other Social COVID19 Other ($ in millions) Privacy / Retail Security Organic Home & $57 Garden 30% Search Native $43 Jobs & $40 Education $37 $36 $34 $33 $31 Autos $28 $22 Travel & Display Tourism Leisure & Health Lifesytle Business & Technology Network Partners 2019 2020 2021 Finance Relationships with search networks RAMP identifies & scales marketing Diversification Leads to Resilient enable vertical diversification across the most efficient channels Business Model 34 Note: All metrics shown are for the twelve months ended June 30, 2021 on a pro forma basis 1. Adj. Gross Profit includes pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

Acquisition of Protected Drives Our Subscription Business Customer Count Subscription Billings Subscription Adj. Gross Profit (in millions) ($ in millions) ($ in millions) $180 2016 Cohort 2017 Cohort 2018 Cohort 2.2 2019 Cohort 2020 Cohort 2021E Cohort $150 1.9 $16 $120 1.2 $90 70%+ from 0.9 customers $60 acquired in ($2) prior years $30 ($12) ($17) $0 2018 2019 2020 1H 2021 2017 2018 2019 2020 2021E 2018 2019 2020 1H 2021 Highly Predictable Recurring Revenue Model System1 has been investor & Prior period investments in Strong pipeline of new Became profitable on a #1 #2 #3 #4 partner since 2018 customer acquisition subscription products billings basis in Q4 20 provides revenue lift in 2021 provides platform for long- and beyond term growth 35 Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Acquisition of Protected Drives Our Subscription Business Customer Count Subscription Billings Subscription Adj. Gross Profit (in millions) ($ in millions) ($ in millions) $180 2016 Cohort 2017 Cohort 2018 Cohort 2.2 2019 Cohort 2020 Cohort 2021E Cohort $150 1.9 $16 $120 1.2 $90 70%+ from 0.9 customers $60 acquired in ($2) prior years $30 ($12) ($17) $0 2018 2019 2020 1H 2021 2017 2018 2019 2020 2021E 2018 2019 2020 1H 2021 Highly Predictable Recurring Revenue Model System1 has been investor & Prior period investments in Strong pipeline of new Became profitable on a #1 #2 #3 #4 partner since 2018 customer acquisition subscription products billings basis in Q4 20 provides revenue lift in 2021 provides platform for long- and beyond term growth 35 Note: See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics.

($ in millions) Historical and Projected Financial Detail 2018 2019 2020 2021E 1H 2020 1H 2021 Adj. Revenue Owned & Operated Properties $228 $348 $434 $606 $199 $302 Network Partners $35 38 38 39 19 17 Advertising Total $263 $386 $472 $644 $218 $318 Subscription 34 53 88 133 40 67 Total $297 $439 $560 $778 $257 $385 YoY Growth 48% 28% 39% 29% 50% Adj. Gross Profit Owned & Operated Properties $80 $102 $100 $129 $46 $65 Network Partners $33 $37 $36 $38 $17 $16 Advertising Total $113 $140 $136 $167 $63 $81 Subscription (17) (12) (2) 32 (8) 16 Total $96 $128 $134 $199 $55 $97 % Margin 32.5% 29.1% 23.9% 25.6% 21.3% 25.2% 1 Operating Expense $50 $59 $71 $90 $33 $44 Adj. EBITDA $46 $68 $63 $109 $21 $53 % Margin 15.6% 15.5% 11.2% 14.0% 8.4% 13.8% YoY Growth 48% (8%) 74% (24%) 146% Less: Capitalized Expenditures ($5) ($6) ($6) ($7) ($4) ($3) Adj. Free Cash Flow $41 $62 $56 $102 $18 $50 Adj. FCF / Adj. EBITDA 89.2% 91.7% 90.0% 93.6% 81.8% 93.6% Memo: Change in Deferred Revenue +$9 +$13 +$18 +$22 +$9 +$11 Note: Adj. Revenue, Adj. Gross Profit and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the 36 performance and cash flow of the business. Figures in table may not foot due to rounding. 1. Operating Expense excludes Depreciation & Amortization, Stock-based Compensation, and Non-recurring Expenses.($ in millions) Historical and Projected Financial Detail 2018 2019 2020 2021E 1H 2020 1H 2021 Adj. Revenue Owned & Operated Properties $228 $348 $434 $606 $199 $302 Network Partners $35 38 38 39 19 17 Advertising Total $263 $386 $472 $644 $218 $318 Subscription 34 53 88 133 40 67 Total $297 $439 $560 $778 $257 $385 YoY Growth 48% 28% 39% 29% 50% Adj. Gross Profit Owned & Operated Properties $80 $102 $100 $129 $46 $65 Network Partners $33 $37 $36 $38 $17 $16 Advertising Total $113 $140 $136 $167 $63 $81 Subscription (17) (12) (2) 32 (8) 16 Total $96 $128 $134 $199 $55 $97 % Margin 32.5% 29.1% 23.9% 25.6% 21.3% 25.2% 1 Operating Expense $50 $59 $71 $90 $33 $44 Adj. EBITDA $46 $68 $63 $109 $21 $53 % Margin 15.6% 15.5% 11.2% 14.0% 8.4% 13.8% YoY Growth 48% (8%) 74% (24%) 146% Less: Capitalized Expenditures ($5) ($6) ($6) ($7) ($4) ($3) Adj. Free Cash Flow $41 $62 $56 $102 $18 $50 Adj. FCF / Adj. EBITDA 89.2% 91.7% 90.0% 93.6% 81.8% 93.6% Memo: Change in Deferred Revenue +$9 +$13 +$18 +$22 +$9 +$11 Note: Adj. Revenue, Adj. Gross Profit and Adj. EBITDA include pro forma consolidation of pre-acquisition results in historical periods. See Appendix for a reconciliation of non-GAAP metrics to comparable GAAP metrics. Change in Deferred Revenue is an operating metric used by management in conjunction with billings to provide insight into the 36 performance and cash flow of the business. Figures in table may not foot due to rounding. 1. Operating Expense excludes Depreciation & Amortization, Stock-based Compensation, and Non-recurring Expenses.

Investment Highlights ü A fast growing and profitable business RAMP platform provides a strong and sustainable ü competitive advantage A highly diversified business across its marketing and ü monetization capabilities Proven M&A capabilities ü Strong, industry-experienced and founder-led ü management team 37Investment Highlights ü A fast growing and profitable business RAMP platform provides a strong and sustainable ü competitive advantage A highly diversified business across its marketing and ü monetization capabilities Proven M&A capabilities ü Strong, industry-experienced and founder-led ü management team 37

Transaction Overview 38Transaction Overview 38

Transaction Overview 1 Sources and Uses ($m) Pro Forma Valuation ($m) Sources Amount % Valuation Amount PF Shares Outstanding 128.5 SPAC Cash $518 33% Share Price $10.00 S1 / Protected Equity Rollover 668 43% PF Equity Value $1,285 2 Term Loan Debt 325 21% 3 (+) PF Net Debt 141 Cash on Balance Sheet 35 2% PF Enterprise Value $1,426 Total Sources $1,545 100% 4 Pro Forma Ownership Uses Amount % Founder Shares Cash to Court Square $250 16% 8% Cash to S1 / Protected Management 213 14% Cash to Balance Sheet 184 12% S1 / Protected SPAC S1 / Protected Management Rollover 668 43% Investors Management 40% 52% Paydown Existing Debt 176 11% Fees & Expenses 55 4% Total Uses $1,545 100% Note: The $518 million of cash held in Trebia’s trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll an additional $100 million of equity creates a 100% backstop against potential future redemptions. 1. Sources and Uses represents the business combination of System1 and Protected with Trebia Acquisition Corp. 2. Assume System1 utilizes $325m of the $400m of total committed debt 3. Represents debt of $325m less balance sheet cash of $184m 39 4. Excludes impact of warrants; excludes 1.45m sponsor shares and 1.45m sponsor shares which are transferred to management and employees (both are restructured as an earnout at a $12.50 VWAP threshold). Includes 66.75m existing shareholders rollover shares, 10.04m SPAC sponsor shares, and 51.75m SPAC investors shares Transaction Overview 1 Sources and Uses ($m) Pro Forma Valuation ($m) Sources Amount % Valuation Amount PF Shares Outstanding 128.5 SPAC Cash $518 33% Share Price $10.00 S1 / Protected Equity Rollover 668 43% PF Equity Value $1,285 2 Term Loan Debt 325 21% 3 (+) PF Net Debt 141 Cash on Balance Sheet 35 2% PF Enterprise Value $1,426 Total Sources $1,545 100% 4 Pro Forma Ownership Uses Amount % Founder Shares Cash to Court Square $250 16% 8% Cash to S1 / Protected Management 213 14% Cash to Balance Sheet 184 12% S1 / Protected SPAC S1 / Protected Management Rollover 668 43% Investors Management 40% 52% Paydown Existing Debt 176 11% Fees & Expenses 55 4% Total Uses $1,545 100% Note: The $518 million of cash held in Trebia’s trust account is backstopped for potential redemptions by Trebia public stockholders by a $200 million equity commitment from Cannae, together with a portion of the $400 million BofA Securities debt commitment. These amounts in conjunction with the potential for management to roll an additional $100 million of equity creates a 100% backstop against potential future redemptions. 1. Sources and Uses represents the business combination of System1 and Protected with Trebia Acquisition Corp. 2. Assume System1 utilizes $325m of the $400m of total committed debt 3. Represents debt of $325m less balance sheet cash of $184m 39 4. Excludes impact of warrants; excludes 1.45m sponsor shares and 1.45m sponsor shares which are transferred to management and employees (both are restructured as an earnout at a $12.50 VWAP threshold). Includes 66.75m existing shareholders rollover shares, 10.04m SPAC sponsor shares, and 51.75m SPAC investors shares

Defining System1’s Public Comparables Leading User Acquisition & Monetization Businesses 40Defining System1’s Public Comparables Leading User Acquisition & Monetization Businesses 40

Peer Trading Analysis – Benchmarking Median: 18.7% 2020-2021 38.2% 35.1% Revenue 28.4% 21.9% 18.7% 14.5% 14.2% Growth 11.0% (1) Median: 17.2x TEV / 27.1x 24.2x 23.3x 2021 17.2x 15.4x 10.9x 11.7x 10.3x EBITDA EBITDA Margin 16.4% 37.1% 9.5% 5.7% 13.1% 9.5% 40.3% 11.5% Source: FactSet (as of 9/17/21) Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both 41 Revenue and EBITDA. Companies adjusted with foregoing changes include System1, J2 Global, TechTarget and EverQuote. 1. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.Peer Trading Analysis – Benchmarking Median: 18.7% 2020-2021 38.2% 35.1% Revenue 28.4% 21.9% 18.7% 14.5% 14.2% Growth 11.0% (1) Median: 17.2x TEV / 27.1x 24.2x 23.3x 2021 17.2x 15.4x 10.9x 11.7x 10.3x EBITDA EBITDA Margin 16.4% 37.1% 9.5% 5.7% 13.1% 9.5% 40.3% 11.5% Source: FactSet (as of 9/17/21) Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both 41 Revenue and EBITDA. Companies adjusted with foregoing changes include System1, J2 Global, TechTarget and EverQuote. 1. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.

Regression: TEV / EBITDA vs. Revenue Growth 2 R = 73.7% 30.0x 25.0x 20.0x 15.0x 10.0x 5.0x 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2020 - 2021 Revenue Growth Source: FactSet (as of 9/17/21) 42 Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. TEV / 2021 EBITDARegression: TEV / EBITDA vs. Revenue Growth 2 R = 73.7% 30.0x 25.0x 20.0x 15.0x 10.0x 5.0x 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 2020 - 2021 Revenue Growth Source: FactSet (as of 9/17/21) 42 Note: For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. TEV / 2021 EBITDA

Appendix 43Appendix 43

GAAP Revenue to Adj. Revenue & Adj. Gross Profit ($ in millions) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 GAAP Revenue O&O Advertising $78 $88 $87 $117 $112 $92 $108 $125 $139 $161 $231 $370 $438 Network Advertising 8 8 10 12 11 8 9 11 8 9 35 38 38 Subscription 11 13 14 15 18 22 26 25 31 36 34 53 91 Consolidated GAAP Revenue $98 $109 $111 $143 $141 $122 $143 $161 $179 $206 $299 $461 $567 Adj. Revenue Adjustments Less: O&O Advertising - Term. Product Lines (9) (11) (8) (13) (5) - - - - - (50) (40) (6) Plus: O&O Advertising - Acq. Related Adj. 8 5 5 - 1 - - 1 1 1 47 19 2 Less: Subscription - Term. Product Lines - - - - - (1) (1) (1) - - - (1) (3) Subtotal GAAP to Non-GAAP Adjustments ($1) ($5) ($3) ($13) ($5) ($1) ($1) ($1) $1 $1 ($3) ($22) ($7) Adjusted Revenue O&O Advertising 78 82 84 104 107 92 109 126 140 161 228 348 434 Network Advertising 8 8 10 12 11 8 9 11 8 9 35 38 38 Subscription 11 13 14 14 18 21 25 24 31 36 34 52 88 Consolidated Adj. Revenue $97 $103 $108 $130 $136 $121 $142 $160 $179 $206 $297 $439 $560 (continued on next page) 44 Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding. GAAP Revenue to Adj. Revenue & Adj. Gross Profit ($ in millions) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 GAAP Revenue O&O Advertising $78 $88 $87 $117 $112 $92 $108 $125 $139 $161 $231 $370 $438 Network Advertising 8 8 10 12 11 8 9 11 8 9 35 38 38 Subscription 11 13 14 15 18 22 26 25 31 36 34 53 91 Consolidated GAAP Revenue $98 $109 $111 $143 $141 $122 $143 $161 $179 $206 $299 $461 $567 Adj. Revenue Adjustments Less: O&O Advertising - Term. Product Lines (9) (11) (8) (13) (5) - - - - - (50) (40) (6) Plus: O&O Advertising - Acq. Related Adj. 8 5 5 - 1 - - 1 1 1 47 19 2 Less: Subscription - Term. Product Lines - - - - - (1) (1) (1) - - - (1) (3) Subtotal GAAP to Non-GAAP Adjustments ($1) ($5) ($3) ($13) ($5) ($1) ($1) ($1) $1 $1 ($3) ($22) ($7) Adjusted Revenue O&O Advertising 78 82 84 104 107 92 109 126 140 161 228 348 434 Network Advertising 8 8 10 12 11 8 9 11 8 9 35 38 38 Subscription 11 13 14 14 18 21 25 24 31 36 34 52 88 Consolidated Adj. Revenue $97 $103 $108 $130 $136 $121 $142 $160 $179 $206 $297 $439 $560 (continued on next page) 44 Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding.

GAAP Revenue to Adj. Revenue & Adj. Gross Profit ($ in millions) (continued from previous page) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 Consolidated Adj. Revenue $97 $103 $108 $130 $136 $121 $142 $160 $179 $206 $297 $439 $560 Less: Pro-Forma Cost of Revenue O&O Advertising (61) (66) (65) (87) (86) (72) (84) (97) (111) (126) (190) (280) (339) Network Advertising - - - - - (2) - - - - (1) (1) (2) Subscription (15) (16) (17) (19) (22) (26) (22) (21) (28) (23) (51) (67) (91) Subtotal: Pro-Forma Cost of Revenue ($77) ($82) ($82) ($106) ($109) ($100) ($106) ($118) ($139) ($149) ($242) ($348) ($432) Adj. Gross Profit Adjustments Plus: O&O Advertising - Term. Product Lines 7 9 7 12 5 - - - - - 42 34 5 Plus: Subscription - Term. Product Lines - 1 1 1 - - - - - - - 2 1 Subtotal GAAP to Non-GAAP Adjustments $7 $10 $7 $12 $5 $1 $ - $ - $ - $- $42 $36 $6 Adj. Gross Profit O&O Advertising 24 25 25 29 26 20 25 29 30 35 80 102 100 Network Advertising 8 8 10 12 11 6 9 10 8 9 33 37 36 Subscription (4) (2) (2) (5) (4) (5) 3 3 3 13 (17) (12) (2) Consolidated Adj. Gross Profit $28 $31 $34 $36 $33 $22 $37 $43 $40 $57 $96 $128 $134 45 Note: Historical periods include pro forma consolidation of pre-acquisition results. Figures in table may not foot due to rounding. GAAP Revenue to Adj. Revenue & Adj. Gross Profit ($ in millions) (continued from previous page) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 Consolidated Adj. Revenue $97 $103 $108 $130 $136 $121 $142 $160 $179 $206 $297 $439 $560 Less: Pro-Forma Cost of Revenue O&O Advertising (61) (66) (65) (87) (86) (72) (84) (97) (111) (126) (190) (280) (339) Network Advertising - - - - - (2) - - - - (1) (1) (2) Subscription (15) (16) (17) (19) (22) (26) (22) (21) (28) (23) (51) (67) (91) Subtotal: Pro-Forma Cost of Revenue ($77) ($82) ($82) ($106) ($109) ($100) ($106) ($118) ($139) ($149) ($242) ($348) ($432) Adj. Gross Profit Adjustments Plus: O&O Advertising - Term. Product Lines 7 9 7 12 5 - - - - - 42 34 5 Plus: Subscription - Term. Product Lines - 1 1 1 - - - - - - - 2 1 Subtotal GAAP to Non-GAAP Adjustments $7 $10 $7 $12 $5 $1 $ - $ - $ - $- $42 $36 $6 Adj. Gross Profit O&O Advertising 24 25 25 29 26 20 25 29 30 35 80 102 100 Network Advertising 8 8 10 12 11 6 9 10 8 9 33 37 36 Subscription (4) (2) (2) (5) (4) (5) 3 3 3 13 (17) (12) (2) Consolidated Adj. Gross Profit $28 $31 $34 $36 $33 $22 $37 $43 $40 $57 $96 $128 $134 45 Note: Historical periods include pro forma consolidation of pre-acquisition results. Figures in table may not foot due to rounding.

Net Income to Adj. EBITDA ($ in millions) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 Consolidated Net Income / (Loss) ($4) ($1) $2 $6 $ - ($12) $3 $13 $5 $19 ($18) $4 $3 Plus: Tax - 1 1 (1) 1 - 1 1 - - - 1 2 Plus: Interest Expense 6 6 6 7 7 6 6 6 4 4 21 26 25 Plus: Depreciation & Amortization 5 5 5 (3) 6 6 6 (5) 4 3 5 11 14 Plus: Other Expense - - 1 - - - - - - - - 1 - Plus: Stock-Based Compensation & Distributions 1 1 1 8 1 3 2 4 2 3 14 12 9 Plus: Non-Recurring Expenses 1 1 - 3 1 1 3 4 4 4 12 5 10 Plus: Impact of Term. Product Lines - - 1 - 1 - (2) - - - (5) 1 (1) Plus: Acq. Related Adj. 3 2 2 - - - - - - - 18 8 - Consolidated Adj. EBITDA $13 $15 $20 $19 $16 $5 $19 $22 $19 $34 $46 $68 $63 46 Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding. Net Income to Adj. EBITDA ($ in millions) Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 2018 2019 2020 Consolidated Net Income / (Loss) ($4) ($1) $2 $6 $ - ($12) $3 $13 $5 $19 ($18) $4 $3 Plus: Tax - 1 1 (1) 1 - 1 1 - - - 1 2 Plus: Interest Expense 6 6 6 7 7 6 6 6 4 4 21 26 25 Plus: Depreciation & Amortization 5 5 5 (3) 6 6 6 (5) 4 3 5 11 14 Plus: Other Expense - - 1 - - - - - - - - 1 - Plus: Stock-Based Compensation & Distributions 1 1 1 8 1 3 2 4 2 3 14 12 9 Plus: Non-Recurring Expenses 1 1 - 3 1 1 3 4 4 4 12 5 10 Plus: Impact of Term. Product Lines - - 1 - 1 - (2) - - - (5) 1 (1) Plus: Acq. Related Adj. 3 2 2 - - - - - - - 18 8 - Consolidated Adj. EBITDA $13 $15 $20 $19 $16 $5 $19 $22 $19 $34 $46 $68 $63 46 Note: Historical periods include pro forma consolidation of pre-acquisition results. The company is not able to reasonably reconcile Adjusted Revenue and Adjusted EBITDA to the nearest GAAP metrics due to uncertainties regarding purchase accounting, stock-based compensation and taxes. Figures in table may not foot due to rounding.

Peer Public Market Data ($ in millions) Share Market Enterprise TEV / Rev TEV / EBITDA Revenue Growth EBITDA Growth EBITDA Margin s Company (1) (2) Price CY21E CY21E CY21E CY21E CY21E Cap ($mm) Val ($mm) (3) (4) $10.00 $1,285 $1,426 1.8x 10.9x 38.2% 62.0% 16.4% User Monetization $132.51 $6,830 $8,069 4.7x 11.7x 14.5% 11.9% 40.3% (5) 89.42 2,580 2,694 10.0 27.1 35.1% 63.3% 37.1% 155.58 2,083 2,492 2.2 17.2 21.9% 17.1% 13.1% 8.75 2,078 1,556 1.2 10.3 11.0% NA 11.5% 20.97 1,369 1,596 2.3 24.2 18.7% 13.6% 9.5% 18.07 989 893 1.5 15.4 14.2% 31.1% 9.5% 20.99 630 585 1.3 23.3 28.4% 36.6% 5.7% User Monetization Mean 3.3x 18.4x 20.6% 28.9% 18.1% User Monetization Median 2.2x 17.2x 18.7% 24.1% 11.5% Source: Company filings, Factset, Capital IQ and Wall Street research. Note: Market data as of September 17, 2021. Financial data excludes amortization of intangibles, the impact of stock-based compensation expense and one-time charges. 1. Market Value based on diluted shares outstanding. 2. Enterprise Value = Market Value + Total Debt + Preferred Stock + Minority Interest - Cash & Equivalents - Short-Term Investments - Long-Term Investments. 3. For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. 47 4. Assumes current net debt of $141M. 5. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.Peer Public Market Data ($ in millions) Share Market Enterprise TEV / Rev TEV / EBITDA Revenue Growth EBITDA Growth EBITDA Margin s Company (1) (2) Price CY21E CY21E CY21E CY21E CY21E Cap ($mm) Val ($mm) (3) (4) $10.00 $1,285 $1,426 1.8x 10.9x 38.2% 62.0% 16.4% User Monetization $132.51 $6,830 $8,069 4.7x 11.7x 14.5% 11.9% 40.3% (5) 89.42 2,580 2,694 10.0 27.1 35.1% 63.3% 37.1% 155.58 2,083 2,492 2.2 17.2 21.9% 17.1% 13.1% 8.75 2,078 1,556 1.2 10.3 11.0% NA 11.5% 20.97 1,369 1,596 2.3 24.2 18.7% 13.6% 9.5% 18.07 989 893 1.5 15.4 14.2% 31.1% 9.5% 20.99 630 585 1.3 23.3 28.4% 36.6% 5.7% User Monetization Mean 3.3x 18.4x 20.6% 28.9% 18.1% User Monetization Median 2.2x 17.2x 18.7% 24.1% 11.5% Source: Company filings, Factset, Capital IQ and Wall Street research. Note: Market data as of September 17, 2021. Financial data excludes amortization of intangibles, the impact of stock-based compensation expense and one-time charges. 1. Market Value based on diluted shares outstanding. 2. Enterprise Value = Market Value + Total Debt + Preferred Stock + Minority Interest - Cash & Equivalents - Short-Term Investments - Long-Term Investments. 3. For purposes of comparability in analyzing performance, System1 and selected comparable companies have been adjusted to add the change in Deferred Revenue to both Revenue and EBITDA. Changes include System1, J2 Global, TechTarget and EverQuote. 47 4. Assumes current net debt of $141M. 5. 2020 financials for TechTarget are pro-forma for the BrightTALK acquisition.